Exhibit 4.2

[FORM OF FACE OF CERTIFICATE]

PIEDMONT COMMUNITY BANK GROUP, INC.

INCORPORATED UNDER THE LAWS OF GEORGIA

COMMON STOCK - NO PAR VALUE

This certifies that __________________________________________ is the registered holder of ________________________________ Shares transferable only on the books of the corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______ day of ______________________, A.D. 20____.

President	Secretary

[FORM OF BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —	_______________ Custodian
TEN ENT —	as tenants by the entireties		(Cust) (Minor)
JT TEN —	as joint tenants with right of		under Uniform Gifts to Minors Act
	survivorship and not as tenants		___________________ (State)
in common

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell, assign and transfer unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE.]

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE.]

_______________________________________________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said shares on the books of the within-named Corporation and with full power of substitution in the premises.

Dated, ______________________________	________________________________________________

In presence of

___________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.